UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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NVIDIA CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M23511-P90718 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the Notice and Proxy Statement, Annual Report and Letter to Stockholders online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. NVIDIA CORPORATION *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2010. INVESTOR RELATIONS 2701 SAN TOMAS EXPRESSWAY SANTA CLARA, CA 95050 Meeting Information Meeting Type: Annual For holders as of: March 22, 2010 Date: May 19, 2010 Time: 9:00 a.m. PDT Location: NVIDIA Corporation Building E 2800 Scott Boulevard Santa Clara, CA 95050 See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Live via the Internet Please visit www.virtualshareholdermeeting.com/NVIDIA

M23512-P90718 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Annual Meeting you will need to request a ballot to vote these shares. The Proxy Statement contains directions to the location of the Annual Meeting. Vote By Internet Before the Meeting: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote By Internet During the Meeting: At any time during the Annual Meeting, go to www.virtualshareholdermeeting.com/NVIDIA. Have the 12-Digit Control Number available and follow on screen instructions. How To Vote Please Choose One of the Following Voting Methods Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: • Notice and Proxy Statement • Annual Report • Letter to Stockholders Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2010 to facilitate timely delivery. How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com You may also use the above methods to request documents relating to future meetings. * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Voting Items 2. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 30, 2011. 1a. James C. Gaither 1. Election of Directors Nominees: NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1b. Jen-Hsun Huang 1c. A. Brooke Seawell The Board of Directors recommends you vote FOR the following proposal: M23513-P90718 The Board of Directors recommends you vote FOR all the Nominees:

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